EXHIBIT 99.1

FTE Networks CEO Provides Update to Shareholders

NAPLES, Fla., Jan. 10, 2018 FTE Networks, Inc. (NYSE American: FTNW) (“FTE” or the “Company”), a leading provider of innovative technology-oriented solutions for smart platforms, network infrastructure and buildings, today released a shareholder letter from Michael Palleschi, President and CEO, providing an update on the Company’s activities and strategy for growth in the future.

Dear Fellow Shareholders,

Happy New Year! Today I have the honor of ringing the historic New York Stock Exchange (“NYSE”) opening bell. To mark this occasion, I wanted to take the time to update our valued shareholders on recent activities and plans for the future. Since our last shareholder update in October 2017, we have achieved several important milestones, making 2017 one of the most transformative years in the history of our Company. With FTE’s recent launch of our transformative technology powered by CrossLayer and the successful integration of Benchmark Builders into our previously existing FTE business, we believe our business model provides us a competitive edge in the technology and infrastructure market and will play a key role in driving our growth in 2018 and beyond.

A Unique Business Model

FTE is a technology company that is leveraging its market presence in the network infrastructure and general contracting verticals as sales and operations channels for its innovative edge computing technology. In addition to enabling adaptive and efficient smart network connectivity platforms, infrastructure, and buildings, FTE provides end-to-end design, build, and support solutions for state-of-the-art networks, data centers, and residential and commercial properties.

Our business is now comprised of three complementary businesses whose combined operating benefits provide cutting-edge technology solutions to our client base that includes Fortune 100/500 companies, some of the world’s leading Telecommunications and IT Services Providers as well as REITs and Media Providers, and, in turn, contributes to improved margins that ultimately impact our growth and profitability.

With technology guiding all that we do, we are confident in the path we are forging to offer unrivaled breadth and quality of solutions to our customers.

A Transformational 2017

We believe our advancements in 2017 established a strong foundation for our business to begin capitalizing on a multi-prong growth opportunity that lies before us.

We integrated Benchmark Builders, a premier general contractor, with a powerful industry brand and strong presence in the New York City metropolitan market. We also launched CrossLayer, our Edge Computing solution that efficiently uses low-cost commodity servers that are scalable and upgradable through open source software, facilitate new capabilities that enable network, cloud, content and data to converge into a single network platform in an environment that evolves with technology.

We believe that our technology platform is central to fully realizing the cross-company synergies and rapidly penetrating our target markets. By leveraging our client base and our network infrastructure operation we will support this growing building network with integrated network services, cutting edge technology, and facility management services, from conception to completion – a disruptive solution.

As FTE continues to grow, we believe it is important to build a culture of execution and delivering on the Company’s stated corporate objectives. In our last shareholder update, we shared our plans relative to an uplisting to a national exchange. In our final pivotal moment in 2017, we had the distinction of completing our uplisting and to see our common stock begin trading on the NYSE American in December.

Uplisting to the NYSE American gives us a larger platform for us to communicate our progress to a broader audience and will enable us to expand and diversify our shareholder base. Combined with our recently announced engagement of KCSA Strategic Communications for Public and Investor Relations to support these communication goals, we believe we are now better positioned to attract a broader range of institutional investors.

Additionally, we continued to deliver on our operational goals and add to our growing backlog by our announcement of contract MSA awards with new and existing customers. These awards not only served to expand and strengthen our footprint in existing markets, they helped open a few new markets as well.

Looking Ahead to 2018 and Beyond

We expect 2018 to be another year of tremendous growth for FTE. Thanks to the successful integration of our complementary businesses, we are now able to focus on our dynamic growth strategy.

As we hope to have reinforced in this letter, we believe FTE has a clear roadmap to delivering sustainable growth. By leveraging our innovative technology as the foundation for our expansion initiatives, we hope to realize the full benefits of our three complementary businesses.

By performing many of our infrastructure projects internally, we believe we will be in a position to maximize profitability. Additionally, by marketing scalable and upgradable technology to our existing client base, we anticipate re-occurring revenues from clients with whom we expect to maintain long-term relationships, building trust and continuing to provide value through our technology solutions.

FTE plans to continue to invest in its technology solutions and to protect these technologies by building a robust patent estate around its key features. In addition, we believe we are well positioned to support the market penetration and sales efforts of our technology platform by making the required investments to expand the sales channels and feed the growth.

We are confident that FTE will continue to benefit from a strong market presence and customer recognition in New York City, and believe that it is well positioned to satisfy the market need, with access to more than 200 REITS and an impressive reoccurring Fortune 100/500 customer portfolio that have a national footprint.

All told, we are confident in our technology focused business model. We look forward to building shareholder value by expanding our client base, increasing profitability, and reaching a broader and more institutional shareholder base with our listing on the NYSE American.

Thank you for your continued commitment to FTE Networks. We look forward to sharing our continued progress with you in 2018 and beyond.

Sincerely,

Michael Palleschi
President and CEO

About FTE Networks, Inc.

FTE Networks, Inc. (“FTNW”) is a leading provider of innovation technology. We enable adaptive and efficient smart network connectivity platforms, infrastructure and buildings. FTE provides end-to-end design, build, and support solutions for state-of-the-art networks, data centers, residential and commercial properties. We create transformative smart platforms and buildings. FTE’s services are predicated on smart design and consistent standards that reduce deployment costs and accelerate delivery of leading edge projects and services. The Company works with Fortune 100/500 companies, including some of the world’s leading Telecommunications and IT Services Providers as well as REITs and Media Providers.

For more information, please visit www.ftenet.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “believe,” “will,” “anticipate,” “confident,” “plans,” “expect,” and similar references to future periods. Examples of forward-looking statements in this release may include, without limitation, statements and forecasts we make regarding our performance, our plans and strategies for growth and market expansion as a result of what we believe to be a unique business model and service offerings, and other matters that involve known or unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to differ materially from results expressed or implied by this release.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and market trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risk factors and others are included from time to time in documents we file with the Securities and Exchange Commission, including but not limited to, our Form 10-K’s, Form 10-Q’s and Form 8-K’s. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Any forward-looking statement made by us in this update is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

For more information, please contact:

Investor Contact:

Phil Carlson / Steve Silver

KCSA Strategic Communications

Phone: (212) 896-1233 / (212) 896-1220

Email: pcarlson@kcsa.com / ssilver@kcsa.com

Media Relations Contact:

Kate Tumino / Zoe Tobin

KCSA Strategic Communications

Phone: (212) 896-1252 / (212) 896-1251

Email: ktumino@kcsa.com / ztobin@kcsa.com

Corporate Contact:

Kirstin Gooldy

Chief Compliance Officer

FTE Networks, Inc.

999 Vanderbilt Beach Rd., Suite 601

Naples, FL 23108

(877) 850-4308

ir@ftenet.com

NYSE American: FTNW